Exhibit 10.7

FIRST AMENDMENT OF

FMC TECHNOLOGIES, INC.

SALARIED EMPLOYEES’ EQUIVALENT RETIREMENT PLAN

WHEREAS, FMC Technologies, Inc. (the “Company”) maintains the FMC Technologies, Inc. Corporation Salaried Employees’ Equivalent Retirement Plan (the “Plan”);

WHEREAS, the Company now deems it necessary and desirable to amend the Plan in certain respects; and

WHEREAS, this First Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment;

NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company under Section 9 Amendment and Termination of the Plan, the Plan is hereby amended in the following respects, effective January 1, 2010:

1. Section 2 of the Plan is hereby amended to add the following sentences to the end thereof which shall read as follows:

The term “Frozen Participant” has such meaning as is given to it under the Salaried Retirement Plan.

2. Section 3 of the Plan is hereby amended to add the following paragraph to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, a Frozen Participant’s Excess Benefit shall be determined as of December 31, 2009. At such time, a Frozen Participant’s Excess Benefit shall become frozen and thereafter, no Frozen Participant in the Plan shall accrue any additional Excess Benefits under the Plan.

3. Section 4 of the Plan is hereby amended to add the following paragraph to the end thereof which shall read as follows:

Notwithstanding any Plan provision to the contrary, a Frozen Participant’s Excess Benefit shall be determined as of December 31, 2009. At such time, a Frozen Participant’s Excess Benefit shall become frozen and thereafter, no Frozen Participant in the Plan shall accrue any additional Excess Benefits under the Plan.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 29th day of October 2009.

FMC TECHNOLOGIES, INC.

By:	/s/ Maryann Seaman
Its:	Vice President, Administration